                                                                      Exhibit 24




                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  Richard B. Bailey
                                        ----------------------------------------
                                        Richard B. Bailey


March 11, 1998

                                                                      Exhibit 24


                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/   M. Colyer Crum
                                        ----------------------------------------
                                        M. Colyer Crum


March 9, 1998

                                                                      Exhibit 24


                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        ----------------------------------------
                                        David D. Horn


March    , 1998

                                                                      Exhibit 24




                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  John S. Lane
                                        ----------------------------------------
                                        John S. Lane


March 9 , 1998

                                                                      Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  Angus A. MacNaughton
                                        ----------------------------------------
                                        Angus A. MacNaughton


March 9, 1998

                                                                      Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  John D. McNeil
                                        ----------------------------------------
                                        John D. McNeil


March 10, 1998

                                                                      Exhibit 24


                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  C. James Prieur
                                        ----------------------------------------
                                        C. James Prieur


March 10, 1998

                                                                      Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  S. Caesar Raboy
                                        ----------------------------------------
                                        S. Caesar Raboy


March 10, 1998

                                                                      Exhibit 24




                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/  Donald A. Stewart
                                        ----------------------------------------
                                        Donald A. Stewart


March 10, 1998

                                                                      Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                        /s/ Robert P. Vrolyk
                                        ----------------------------------------
                                        Robert P. Vrolyk


March 10, 1998